NATIXIS EQUITY FUNDS

NATIXIS INCOME FUNDS

Supplement dated July 7, 2010 to the Natixis Funds Statement of Additional Information dated February 1, 2010,

as may be revised and supplemented from time to time.

Effective immediately, the third paragraph in the sub-section “All Funds” under the section “Distribution Agreements and Rule 12b-1 Plans,” is amended and restated as follows:

The Distributor, the adviser and their affiliates may, out of their own resources, make additional payments to dealers who sell shares of the Funds. These payments may include: (i) full reallowance of the sales charge of Class A shares, (ii) additional compensation with respect to the sale and/or servicing of Class A, B, C and Admin Class shares, (iii) payments based upon various factors described below and (iv) financial assistance programs to firms who sell or arrange for the sale of Fund shares including, but not limited to, remuneration for: the firm’s internal sales contests and incentive programs, marketing and sales fees, expenses related to advertising or promotional activity and events and shareholder record keeping or miscellaneous administrative services. From its own profits and resources, the Distributor may, from time to time, make payments to qualified wholesalers, registered financial institutions and third party marketers for marketing support services and/or retention of assets. Among others, the Distributor has agreed to make such payments for marketing support services to AXA Advisors, LLC. In addition to marketing and/or financial support payments described above, payment for travel, lodging and related expenses may be provided for attendance at Fund seminars and conferences, e.g., due diligence meetings held for training and educational purposes. The payment of these concessions and any other compensation offered will conform with state and federal laws and the rules of any self-regulatory organization, such as the Financial Industry Regulatory Authority (“FINRA”). The participation of such firms in financial assistance programs is at the discretion of the firm and the Distributor. The payments described in (iii) above may be based on sales (generally ranging from 0.05% to 0.35% of gross sales) or the amount of assets a dealer’s clients have invested in the Funds (at annual rates generally ranging from 0.05% to 0.25% of the value of the clients’ shares). The actual payment rates to a dealer will depend upon how the particular arrangement is structured (e.g., solely asset-based fees, solely sales-based fees or a combination of both) and other factors such as the length of time assets have remained invested in the Funds, redemption rates and the willingness of the dealer to provide access to its representatives for educational and marketing purposes. The payments to dealers described in this paragraph and elsewhere in this Statement, which may be significant to the dealers, may create an incentive for a dealer or its representatives to recommend or sell shares of a particular Fund or shares class over other mutual funds or share classes. Additionally, these payments may result in the Fund’s inclusion on a sales list, including a preferred or select sales list, or in other sales programs. Investors should contact their dealers for details about the payment the dealers may receive.

LOOMIS SAYLES RETAIL FUNDS

Supplement dated July 7, 2010, to the Loomis Sayles Retail Funds Statement of Additional Information (“SAI”), dated

February 1, 2010, as may be revised or supplemented from time to time.

Effective immediately, the eighth paragraph in the sub-section “Other Services” under the section “Distribution Agreements and Rule 12b-1 Plans,” is amended and restated as follows:

Other Services. Natixis Advisors performs certain accounting and administrative services for the Funds, pursuant to an Administrative Services Agreement dated January 1, 2005, as amended from time to time (the “Administrative Agreement”). Under the Administrative Agreement, Natixis Advisors provides the following services to the Funds: (i) personnel that perform bookkeeping, accounting, internal auditing and financial reporting functions and clerical functions relating to the Funds, (ii) services required in connection with the preparation of registration statements and prospectuses, registration of shares in various states, shareholder reports and notices, proxy solicitation material furnished to shareholders of the Funds or regulatory authorities and reports and questionnaires for SEC compliance, and (iii) the various registrations and filings required by various regulatory authorities. From its own profits and resources, the Distributor may, from time to time, make payments to qualified wholesalers, registered financial institutions and third party marketers for marketing support services and/or retention of assets. Among others, the Distributor has agreed to make such payments for marketing support services to AXA Advisors, LLC. In addition to marketing and/or financial support payments described above, payment for travel, lodging and related expenses may be provided for attendance at Fund seminars and conferences, e.g., due diligence meetings held for training and educational purposes.